Effective immediately, the following replaces in its entirety the similar language found on Page 2:

Summary of Key Information – MFS Lifetime Retirement Income Fund

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

The annual fund operating expenses are based on expenses reported during the fund’s most recently completed fiscal year and a weighted average of the total annual operating expenses (as reported in each underlying fund’s most recent shareholder report) of, and the fee charged by (if any), the underlying funds in which the fund invested during the fund’s most recently completed fiscal year, expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 15 of the fund’s prospectus and “Waivers of Sales Charges” on page 11 of the fund’s statement of additional information Part I.